SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) July 29, 2010
Habersham Bancorp

(Exact Name of Registrant as Specified in its Charter)

Georgia	0-13153	58-1563165

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
P. O. Box 1980
Historic Highway 441 North,
Cornelia, GA 30531

(Address of Principal Executive Offices)
Registrant’s telephone number, including area code (706) 778-1000
N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 8.01 Other Events.
     On July 29, 2010, Habersham Bancorp issued a press release announcing its commencement of an unregistered offering of securities. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
99.1	Press release, dated July 29, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HABERSHAM BANCORP
Date: July 29, 2010	By:	/s/ David D. Stovall
David D. Stovall
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated July 29, 2010.